                            EXHIBIT 24 TO FORM 10-K

                           UMB FINANCIAL CORPORATION
                               POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints
R. Crosby Kemper, David D. Miller and Timothy M. Connealy his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE AND NAME                     CAPACITY                 DATE
--------------------                   ----------               ------

/s/ PAUL D. BARTLETT, JR.              Director                 January 22, 1998
-----------------------------
    Paul D. Bartlett, Jr.

/s/ THOMAS E. BEAL                     Director                 January 22, 1998
-----------------------------
    Thomas E. Beal

                                       Director
-----------------------------
    H. Alan Bell

/s/ DAVID R. BRADLEY                   Director                 January 22, 1998
-----------------------------
    David R. Bradley

/s/ NEWTON A. CAMPBELL                 Director                 January 22, 1998
-----------------------------
    Newton A. Campbell

/s/ TIMOTHY M. CONNEALY                Chief Financial Officer  January 22, 1998
-----------------------------
    Timothy M. Connealy

/s/ HOWARD R. FRICKE                   Director                 January 22, 1998
-----------------------------
    Howard R. Fricke

/s/ WILLIAM TERRY FULDNER              Director                 January 22, 1998
-----------------------------
    William Terry Fuldner

/s/ PETER J. GENOVESE                  Director,                January 22, 1998
-----------------------------          Vice Chairman
    Peter J. Genovese

                                       Director
-----------------------------
    Jack T. Gentry

/s/ C. N. HOFFMAN, III                 Director                 January 22, 1998
-----------------------------
    C. N. Hoffman, III

/s/ ALEXANDER C. KEMPER                Director,                January 22, 1998
-----------------------------          President
    Alexander C. Kemper

/s/ R. CROSBY KEMPER                   Director, Chairman       January 22, 1998
-----------------------------          Chief Executive Officer
    R. Crosby Kemper


/s/ R. CROSBY KEMPER III               Director,                January 22, 1998
-----------------------------          Vice Chairman
    R. Crosby Kemper III

/s/ DANIEL N. LEAGUE, JR.              Director                 January 22, 1998
-----------------------------
    Daniel N. League, Jr.

                                       Director
-----------------------------
    William J. McKenna

                                       Director
-----------------------------
    Roy E. Mayes

/s/ JOHN H. MIZE, JR.                  Director                 January 22, 1998
-----------------------------
    John H. Mize, Jr.

/s/ MARY LYNN OLIVER                   Director                 January 22, 1998
-----------------------------
    Mary Lynn Oliver

/s/ W. L. ORSCHELN                     Director                 January 22, 1998
-----------------------------
    W. L. Orscheln

/s/ ROBERT W. PLASTER                  Director                 January 22, 1998
-----------------------------
    Robert W. Plaster

/s/ ALAN W. ROLLEY                     Director                 January 22, 1998
-----------------------------
    Alan W. Rolley

/s/ JOSEPH F. RUYSSER                  Director                 January 22, 1998
-----------------------------
    Joseph F. Ruysser

/s/ THOMAS D. SANDERS                  Director                 January 22, 1998
-----------------------------
    Thomas D. Sanders

                                       Director
-----------------------------
    Herman R. Sutherland

/s/ E. JACK WEBSTER                    Director                 January 22, 1998
-----------------------------
    E. Jack Webster

                                       Director
-----------------------------
    John E. Williams